UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 10, 2003





                              MGP Ingredients, Inc.
             (Exact name of registrant as specified in its charter)


            KANSAS                   0-17196              48-0531200
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
         incorporation)            File Number)


                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)




                                 (913) 367-1480
              (Registrant's telephone number, including area code)


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Item 7. Exhibits

        99.1 Press Release dated February 10, 2003, filed solely for the purposes of incorporation by reference into Item 9 herein.

Item 9. Regulation FD Disclosure.

     Attached as Exhibit 99.1 and filed solely for the purposes of incorporation into this Item 9, is a press release which was issued on February 10, 2003 by MGP Ingredients, Inc., announcing second quarter operating results for fiscal year 2003.

     An investors conference call will take place at 10:00 a.m. central standard time on Tuesday, February 11. The Company's senior management will discuss the Company's second quarter results and certain forward looking information during the conference call. Interested persons may listen to the conference call via telephone by dialing (888) 417-2310 before 9:55 a.m., or access it on the Internet at www.mgpingredients.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MGP INGREDIENTS, INC.

Date: February 10, 2003            By: /s/ Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

99.1 Press Release dated February 10, 2003, filed solely for the purposes of incorporation by reference into Item 9 herein.